SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : July 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of May 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2002-18)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-10                 13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2002-18 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Chase Manhattan Mortgage Corporation as master servicer, Greenpoint Mortgage Funding Inc. as seller and servicer, Washington Mutual Mortgage Securities Corp. as servicer, Olympus Servicing LP as servicer and special servicer, Bank One National Association as trustee, and JPMorgan Chase Bank, as trust administrator. On July 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on July 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMorgan Chase Bank, not in its individual capacity but solely as Trust Administrator under the Agreement referred to herein





Date:  July 30, 2002             By:  /s/ Andreas Auer
                                        -----------------------------------
                                        Andreas Auer
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on July 25, 2002


                                       CSFB Mortgage Pass-Through Certificates, Series 2002-18
                                                     Statement to Certificate Holders
                                                                July 25, 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                          REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL           LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
IA1       90,580,000.00    84,966,960.72    4,885,680.32      145,859.95    5,031,540.27    0.00            0.00       80,081,280.40
IA2       73,500,000.00    73,500,000.00            0.00      335,037.50      335,037.50    0.00            0.00       73,500,000.00
IA3       28,200,000.00    28,200,000.00            0.00      148,520.00      148,520.00    0.00            0.00       28,200,000.00
IA4       16,000,000.00    16,000,000.00            0.00       88,800.00       88,800.00    0.00            0.00       16,000,000.00
IA5       27,156,420.00    27,156,420.00            0.00      156,602.02      156,602.02    0.00            0.00       27,156,420.00
IIA1     286,145,472.00   285,110,428.25    3,721,014.77    1,781,940.18    5,502,954.95    0.00            0.00      281,389,413.48
IIP       13,741,689.00    13,707,226.35      115,454.06            0.00      115,454.06    0.00            0.00       13,591,772.29
IPP              100.00           100.00            0.00            0.54            0.54    0.00            0.00              100.00
IIPP             100.00           100.00            0.00            0.63            0.63    0.00            0.00              100.00
IM1        6,744,275.00     6,744,275.00            0.00       39,341.60       39,341.60    0.00            0.00        6,744,275.00
IM2        3,065,580.00     3,065,580.00            0.00       17,882.55       17,882.55    0.00            0.00        3,065,580.00
IIB1       4,173,691.00     4,170,536.20        3,178.77       26,065.85       29,244.62    0.00            0.00        4,167,357.43
IIB2       2,164,135.00     2,162,499.18        1,648.25       13,515.62       15,163.87    0.00            0.00        2,160,850.93
IIB3       1,082,067.00     1,081,249.09          824.12        6,757.81        7,581.93    0.00            0.00        1,080,424.97
IIB4         618,324.00       617,856.62          470.93        3,861.60        4,332.53    0.00            0.00          617,385.69
AR               100.00             0.00            0.00            0.00            0.00    0.00            0.00                0.00
IIB5         618,324.00       617,856.62          470.93        3,861.60        4,332.53    0.00            0.00          617,385.69
IIB6         309,162.00       308,928.31          235.46        1,930.80        2,166.26    0.00            0.00          308,692.85
IIB7         309,164.00       308,930.31          235.47        1,930.81        2,166.28    0.00            0.00          308,694.84
TOTALS   554,408,603.00   547,718,946.65    8,729,213.08    2,771,909.06   11,501,122.14    0.00            0.00      538,989,733.57

IAIO      24,500,000.00    24,500,000.00            0.00      153,125.00      153,125.00    0.00            0.00       24,500,000.00
IIX       12,123,573.00    12,087,790.44            0.00       75,548.69       75,548.69    0.00            0.00       11,957,432.89
IX       245,246,375.36   240,102,605.31            0.00       46,788.56       46,788.56    0.00            0.00      235,640,024.83

----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1       22540V2R2      938.03224465   53.93773813    1.61028870    55.54802683          884.09450651        IA1      2.060000 %
IA2       22540V2S0    1,000.00000000    0.00000000    4.55833333     4.55833333        1,000.00000000        IA2      5.470000 %
IA3       22540V2T8    1,000.00000000    0.00000000    5.26666667     5.26666667        1,000.00000000        IA3      6.320000 %
IA4       22540V2U5    1,000.00000000    0.00000000    5.55000000     5.55000000        1,000.00000000        IA4      6.660000 %
IA5       22540V2V3    1,000.00000000    0.00000000    5.76666659     5.76666659        1,000.00000000        IA5      6.920000 %
IIA1      22540V2X9      996.38280577   13.00392679    6.22739255    19.23131934          983.37887898        IIA1     7.500000 %
IIP       22540V2Z4      997.49210959    8.40173722    0.00000000     8.40173722          989.09037237        IIP      0.000000 %
IPP       22540V3A8    1,000.00000000    0.00000000    5.40000000     5.40000000        1,000.00000000        IPP      6.500000 %
IIPP      22540V3B6    1,000.00000000    0.00000000    6.30000000     6.30000000        1,000.00000000        IIPP     7.500000 %
IM1       22540V3C4    1,000.00000000    0.00000000    5.83333272     5.83333272        1,000.00000000        IM1      7.000000 %
IM2       22540V3D2    1,000.00000000    0.00000000    5.83333333     5.83333333        1,000.00000000        IM2      7.000000 %
IIB1      22540V3F7      999.24412229    0.76162083    6.24527546     7.00689629          998.48250146        IIB1     7.500000 %
IIB2      22540V3G5      999.24412294    0.76162069    6.24527583     7.00689652          998.48250225        IIB2     7.500000 %
IIB3      22540V3H3      999.24412259    0.76161642    6.24527871     7.00689514          998.48250617        IIB3     7.500000 %
IIB4      22540V3K6      999.24411797    0.76162336    6.24526947     7.00689283          998.48249461        IIB4     7.500000 %
AR        22540V3J9        0.00000000    0.00000000    0.00000000     0.00000000            0.00000000        AR       7.500000 %
IIB5      22540V3L4      999.24411797    0.76162336    6.24526947     7.00689283          998.48249461        IIB5     7.500000 %
IIB6      22540V3M2      999.24411797    0.76160718    6.24526947     7.00687665          998.48251079        IIB6     7.500000 %
IIB7      22540V3EO      999.24412286    0.76163460    6.24526141     7.00689602          998.48248826        IIB7     7.500000 %
TOTALS                   987.93370753   15.74508951    4.99975838    20.74484789          972.18861802

IAIO      22540V2W1    1,000.00000000    0.00000000    6.25000000     6.25000000        1,000.00000000        IAIO     7.500000 %
IIX       22540V2Y7      997.04851367    0.00000000    6.23155319     6.23155319          986.29611007        IIX      7.500000 %
IX                       979.02611183    0.00000000    0.19078186     0.19078186          960.82979609        IX       0.000000 %

---------------------------------------------------------------------------------------------------------- -----------------------



IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
               JPMorgan Chase Bank - Structured Finance Services
                           450 West 33rd, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-8847
                              Fax: (212) 946-8919
                         Email: mark.volosov@chase.com



                                      -6-

Group II Certificates
Section 4.04(a)(i)       Scheduled Principal Payments                                     436,907.72
                                               Group I                                    198,560.22
                                               Group II                                   238,347.50

                         Principal Prepayments                                          7,869,205.52
                                               Group I                                  4,263,922.14
                                               Group II                                 3,604,969.73

                         Repurchases                                                            0.00
                                               Group I                                          0.00
                                               Group II                                         0.00

Section 4.04(a)(ii)      Class Unpaid Interest Shortfall
Group I Certificates
                         Class I-A-1 Unpaid Interest Shortfall                   0.00
                         Class I-A-2 Unpaid Interest Shortfall                   0.00
                         Class I-A-3 Unpaid Interest Shortfall                   0.00
                         Class I-A-4 Unpaid Interest Shortfall                   0.00
                         Class I-A-5 Unpaid Interest Shortfall                   0.00
                         Class I-PP Unpaid Interest Shortfall                    0.00
                         Class I-A-IO Unpaid Interest Shortfall                  0.00
                         Class I-M-1 Unpaid Interest Shortfall                   0.00
                         Class I-M-2 Unpaid Interest Shortfall                   0.00
                         Class I-X Unpaid Interest Shortfall                     0.00
Group II Certificates
                         Class II-A-1 Unpaid Interest Shortfall                  0.00
                         Class II-PP Unpaid Interest Shortfall                   0.00
                         Class II-X Unpaid Interest Shortfall                    0.00
                         Class A-R Unpaid Interest Shortfall                     0.00
                         Class II-B-1 Unpaid Interest Shortfall                  0.00
                         Class II-B-2 Unpaid Interest Shortfall                  0.00
                         Class II-B-3 Unpaid Interest Shortfall                  0.00
                         Class II-B-4 Unpaid Interest Shortfall                  0.00
                         Class II-B-5 Unpaid Interest Shortfall                  0.00
                         Class II-B-6 Unpaid Interest Shortfall                  0.00
                         Class II-B-7 Unpaid Interest Shortfall                  0.00

Section 4.04(a)(iii)     Class Unpaid Principal Shortfall
Group I Certificates
                         Class I-A-1 Unpaid Principal Shortfall                  0.00
                         Class I-A-2 Unpaid Principal Shortfall                  0.00
                         Class I-A-3 Unpaid Principal Shortfall                  0.00
                         Class I-A-4 Unpaid Principal Shortfall                  0.00
                         Class I-A-5 Unpaid Principal Shortfall                  0.00
                         Class I-PP Unpaid Principal Shortfall                   0.00
                         Class I-M-1 Unpaid Principal Shortfall                  0.00
                         Class I-M-2 Unpaid Principal Shortfall                  0.00
                         Class II-A-1 Unpaid Principal Shortfall                 0.00
                         Class II-P Unpaid Principal Shortfall                   0.00
                         Class II-PP Unpaid Principal Shortfall                  0.00
                         Class A-R Unpaid Principal Shortfall                    0.00
                         Class II-B-1 Unpaid Principal Shortfall                 0.00
                         Class II-B-2 Unpaid Principal Shortfall                 0.00
                         Class II-B-3 Unpaid Principal Shortfall                 0.00
                         Class II-B-4 Unpaid Principal Shortfall                 0.00
                         Class II-B-5 Unpaid Principal Shortfall                 0.00
                         Class II-B-6 Unpaid Principal Shortfall                 0.00
                         Class II-B-7 Unpaid Principal Shortfall                 0.00

Section 4.04(a)(v)       Aggregate Loan Balance                        539,882,104.06
                                               Group I                 235,640,024.83
                                               Group II                304,242,079.23

Section 4.04(a)(vi)      Servicing Fees                                    144,436.21
                         Trust Administrator Fees                            1,882.54
                         TGIC Fees                                         136,220.42
                         Primary Mortgage Insurance Premiums                 9,839.32

Section 4.04(a)(viii)    Current Advances                                         N/A
                                               Group I                            N/A
                                               Group II                           N/A
                         Outstanding Advances                                     N/A
                                               Group I                            N/A
                                               Group II                           N/A

Section 4.04(ix)         Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure or Delinquent

                           Group 1
                        ---------------------------------------
                          Category                  Number         Principal Balance          Percentage
                        1 Month                       3              730,018.76                  0.31 %
                        2 Month                       0                    0.00                  0.00 %
                        3 Month                       0                    0.00                  0.00 %
                        Total                         3              730,018.76                  0.31 %


                           Group 2
                        ---------------------------------------
                          Category                  Number         Principal Balance          Percentage
                        1 Month                      14            1,384,371.25                  0.46 %
                        2 Month                       0                    0.00                  0.00 %
                        3 Month                       0                    0.00                  0.00 %
                         Total                       14            1,384,371.25                  0.46 %

                           Group Totals
                       ----------------------------------------
                          Category                  Number         Principal Balance          Percentage
                        1 Month                      17            2,114,390.01                  0.39 %
                        2 Month                       0                    0.00                  0.00 %
                        3 Month                       0                    0.00                  0.00 %
                         Total                       17            2,114,390.01                  0.39 %

*Includes Bankruptcies and REOs


          Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                          Group 1
                        --------------------------------------

                          Number             Principal Balance                Percentage
                               0                    0.00                   0.00%

                          Group 2
                         -------------------------------------
                          Number             Principal Balance                Percentage

                               0                    0.00                   0.00%

                         Group Totals
                         -------------------------------------
                          Number             Principal Balance                Percentage
                               0                    0.00                   0.00%


Sec. 4.04(a)(x)
                         Rolling Three Month Delinquency Rate (Group I)                 0.000000 %

Section 4.04(a)(xi)      Number and Aggregate Principal Amounts of REO Properties

                          Group 1
                        --------------------------------------

                          Number             Principal Balance                Percentage
                               0                    0.00                   0.00%

                          Group 2
                         -------------------------------------
                          Number             Principal Balance                Percentage

                               0                    0.00                   0.00%

                         Group Totals
                         -------------------------------------
                          Number             Principal Balance                Percentage
                               0                    0.00                   0.00%


Section 4.04(a)(xii)     Current Realized Losses                                      0.00
                         Aggregate Realized Losses                                    0.00

Section 4.04(a)(xiii)   Weighted Average Term to Maturity
                                              Group I                                338.00
                                              Group II                               335.00

                        Overcollateralization Amount                             892,369.43
                        Targeted Overcollateralization Amount                  1,226,231.88
                        Overcollateralization Deficiency                         333,862.44
                        Overcollateralization Release Amount                           0.00

                        Class I-M-1 Basis Risk Shortfall Paid                        152.99
                        Class I-M-2 Basis Risk Shortfall Paid                         69.54


                                                                   Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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